SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                       Date of Report: October 22, 1997

                     SOUTHWESTERN BELL TELEPHONE COMPANY

                            A Missouri Corporation

                          Commission File No. 1-2346

                         IRS Employer No. 43-0529710

               One Bell Center, St. Louis, Missouri 63101-3099

                       Telephone Number (314) 235-9800

Item 5.  Other Events
Today Southwestern Bell Telephone Company released the following information:


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Supplemental Financial Data

-------------------------------------------------------------------------------------
Southwestern Bell Telephone Company
--------------------------------------------------------------------------------------
Dollars in millions                  Three Months Ended       Nine Months Ended
                                     ----------------------   -----------------------
Unaudited                               9/30/97    9/30/96        9/30/97    9/30/96
-----------------------------------------------------------   -----------------------
Operating Revenues
  Local service                        $  1,337   $  1,203       $  3,898   $  3,495
  Network access - Interstate               548        537          1,631      1,601
  Network access - Intrastate               273        283            813        827
  Long-distance service                     204        213            620        656
  Other                                     266        220            743        632
-----------------------------------------------------------   -----------------------
    Total Operating Revenues              2,628      2,456          7,705      7,211
-----------------------------------------------------------   -----------------------
  Cash Operating Expenses                 1,487      1,365          4,435      3,960
-----------------------------------------------------------   -----------------------
EBITDA *                                  1,141      1,091          3,270      3,251
-----------------------------------------------------------   -----------------------
  Depreciation and amortization             475        452          1,440      1,337
-----------------------------------------------------------   -----------------------
    Total Operating Expenses              1,962      1,817          5,875      5,297
-----------------------------------------------------------   -----------------------
Operating Income                            666        639          1,830      1,914
-----------------------------------------------------------   -----------------------
Net Income                                  374        354            997      1,053
===========================================================   =======================

Analytical and Operating Information
Interstate Minutes of Use (000,000)      10,664      9,729         31,288     28,509
Intrastate Minutes of Use (000,000)       4,429      4,225         12,941     12,461
Capital Expenditures                     $  639     $  587      $   1,890  $   1,629
Access Lines Served (000)                                          15,556     14,797
  Residence                                                        10,127      9,779
  Business                                                          5,243      4,831
  Other                                                               186        187
Total Assets                                                    $  14,733  $  13,758
Total Debt                                                      $   5,736  $   5,258
Shareowner's Equity                                             $   2,863  $   2,881
--------------------------------------------------------------

* EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     Southwestern Bell Telephone Company

                                     /s/ Richard G. Lindner

                                     Richard G. Lindner
                                     Vice President and Chief Financial Officer



October 22, 1997